Exhibit 10.1

AMENDMENT NO. 3 TO RECEIVABLES SALE AGREEMENT

THIS AMENDMENT NO. 3 TO RECEIVABLES SALE AGREEMENT (the “Amendment”), dated as of July 9, 2009, is entered into among Arch Chemicals, Inc. (“Chemicals”), Arch Treatment Technologies, Inc. (“Treatment”), Arch Wood Protection, Inc. (“Wood”), Arch Personal Care Products, L.P. (“Personal Care,” together with Chemicals, Treatment, and Wood collectively referred to herein as the “Originators” and each individually as an “Originator”) and Arch Chemicals Receivables Corp. (the “Buyer”);

Reference is hereby made to that certain Receivables Sale Agreement, dated as of June 27, 2005, as amended among the Originators and the Buyer (the “Receivables Sale Agreement”). Terms used herein and not otherwise defined herein which are defined in the Receivables Sale Agreement or the other Transaction Documents (as defined in the Purchase Agreement) shall have the same meaning herein as defined therein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Receivables Sale Agreement shall be and is hereby amended as follows:

Section 1. The first sentence of the defined term “Receivable” appearing in Exhibit I of the Receivables Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

Receivable: All indebtedness and other obligations owed by any Obligor in the United States or Canada to any Originator (at the times it arises, and before giving effect to any transfer or conveyance under the Agreement) or Buyer (after giving effect to the transfers under the Agreement) or in which any Originator or Buyer has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by any Originator and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto.

Section 2. The defined term, “Excluded Receivable”, appearing in Exhibit I of the Receivables Sale Agreement is hereby deleted in its entirety.

Section 3. This Amendment shall become effective on the date the Administrator has received counterparts hereof executed by the Buyer and the Originators and consented to be the Administrator.

Section 4. In order to induce Buyer to enter into this Amendment, each of the remaining Originators hereby represents and warrants to Buyer (and Administrator as its assignee), that (a) the Termination Date has not occurred under the Receivables Sale Agreement; (b) the representations and warranties of such Originator set forth in Article II of the Receivables Sale Agreement are true and correct on and as of the date such Receivable came into existence as though made on and as of such date; and (c) no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event.

Section 5. Except as expressly amended above, the Receivables Sale Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

Section 6. This Amendment shall become effective when it shall have been executed and delivered by each of the parties hereto and thereafter shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

Section 7. Originators agree to pay all reasonable costs and expenses incurred by Buyer and Administrator (as Buyer’s assignee) in connection with the preparation, execution, delivery, administration and enforcement of, or any breach of this Amendment, including without limitation the reasonable fees and expenses of counsel.

Section 8. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

Section 9. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

ARCH CHEMICALS, INC.

By:	/s/ W. Paul Bush
Name: Title:	W. Paul Bush Vice President & Treasurer

ARCH TREATMENT TECHNOLOGIES, INC.

By:	/s/ W. Paul Bush
Name: Title:	W. Paul Bush Vice President & Treasurer

ARCH WOOD PROTECTION, INC.

By:	/s/ W. Paul Bush
Name: Title:	W. Paul Bush Treasurer

ARCH PERSONAL CARE PRODUCTS, L.P.

By:	ARCH PCI, INC., as General Partner

By:	/s/ W. Paul Bush
Name: Title:	W. Paul Bush Treasurer

ARCH CHEMICALS RECEIVABLES CORP.

By:	/s/ W. Paul Bush
Name: Title:	W. Paul Bush Vice President & Treasurer

By its signature below, the undersigned hereby consents to the foregoing Amendment:

SUNTRUST ROBINSON HUMPHREY, as Administrator

By:	/s/ Joseph R. Franke
Name: Title:	Joseph R. Franke Director